                                                                   EXHIBIT 20.25


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D


                         MONTHLY SERVICER'S CERTIFICATE




     Accounting Date:                                            April 30, 2000
                                                          ---------------------
     Determination Date:                                            May 5, 2000
                                                          ---------------------
     Distribution Date:                                            May 15, 2000
                                                          ---------------------
     Monthly Period Ending:                                      April 30, 2000
                                                          ---------------------


          This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1997, among Arcadia Automobile Receivables Trust, 1997-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

          Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



    I.  Collection Account Summary

        Available Funds:
                     Payments Received                                          $10,044,100.93
                     Liquidation Proceeds (excluding Purchase Amounts)           $1,472,853.45
                     Current Monthly Advances                                       170,871.69
                     Amount of withdrawal, if any, from the Spread Account         $578,970.42
                     Monthly Advance Recoveries                                    (209,294.57)
                     Purchase Amounts-Warranty and Administrative Receivables            $0.00
                     Purchase Amounts - Liquidated Receivables                           $0.00
                     Income from investment of funds in Trust Accounts              $51,993.58
                                                                                --------------
           Total Available Funds                                                                $12,109,495.50
                                                                                                ==============


           Amounts Payable on Distribution Date:
                     Reimbursement of Monthly Advances                                   $0.00
                     Backup Servicer Fee                                                 $0.00
                     Basic Servicing Fee                                           $255,188.17
                     Trustee and other fees                                              $0.00
                     Class A-1  Interest Distributable Amount                            $0.00
                     Class A-2  Interest Distributable Amount                            $0.00
                     Class A-3  Interest Distributable Amount                      $839,999.98
                     Class A-4  Interest Distributable Amount                      $436,033.33
                     Noteholders' Principal Distributable Amount                $10,578,274.02
                     Amounts owing and not paid to Security Insurer under
                        Insurance Agreement                                              $0.00
                     Supplemental Servicing Fees (not otherwise paid to
                        Servicer)                                                        $0.00
                     Spread Account Deposit                                              $0.00
                                                                                --------------
           Total Amounts Payable on Distribution Date                                           $12,109,495.50
                                                                                                ==============




                                 Page 1 (1997-D)


    II. Available Funds

        Collected Funds (see V)
                                  Payments Received                             10,044,100.93
                                  Liquidation Proceeds
                                  (excluding Purchase Amounts)                  $1,472,853.45   $11,516,954.38
                                                                                -------------

        Purchase Amounts                                                                                 $0.00

        Monthly Advances
                                  Monthly Advances - current Monthly Period       ($38,422.88)
                                  (net)
                                  Monthly Advances - Outstanding Monthly
                                   Advances not otherwise reimbursed to the
                                   Servicer                                             $0.00      ($38,422.88)
                                                                                --------------

        Income from investment of funds in Trust Accounts                                           $51,993.58
                                                                                                ---------------
        Available Funds                                                                         $11,530,525.08
                                                                                                ===============

   III. Amounts Payable on Distribution Date

        (i)(a)       Taxes due and unpaid with respect to the Trust
                     (not otherwise paid by OFL or the Servicer)                                         $0.00

        (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                     to Servicer and to be reimbursed on the Distribution Date)                          $0.00

        (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to
                       Servicer)                                                                         $0.00

        (ii)         Accrued and unpaid fees (not otherwise paid by OFL or the
                       Servicer):
                                  Owner Trustee                                         $0.00
                                  Administrator                                         $0.00
                                  Indenture Trustee                                     $0.00
                                  Indenture Collateral Agent                            $0.00
                                  Lockbox Bank                                          $0.00
                                  Custodian                                             $0.00
                                  Backup Servicer                                       $0.00
                                  Collateral Agent                                      $0.00            $0.00
                                                                                --------------

        (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                           $255,188.17


        (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                         $0.00

        (iii)(c)    Servicer reimbursements for mistaken deposits or postings
                    of checks returned for insufficient funds (not otherwise
                     reimbursed to Servicer)                                                             $0.00

        (iv)        Class A-1  Interest Distributable Amount                                             $0.00
                    Class A-2  Interest Distributable Amount                                             $0.00
                    Class A-3  Interest Distributable Amount                                       $839,999.98
                    Class A-4  Interest Distributable Amount                                       $436,033.33


        (v)         Noteholders' Principal Distributable Amount
                    Payable to Class A-1 Noteholders                                                     $0.00
                    Payable to Class A-2 Noteholders                                            $10,578,274.02
                    Payable to Class A-3 Noteholders                                                     $0.00
                    Payable to Class A-4 Noteholders                                                     $0.00


        (vii)       Unpaid principal balance of the Class A-1 Notes after
                    deposit to the Note Distribution Account of any funds in
                    the Class A-1 Holdback Subaccount (applies only on the
                    Class A-1 Final Scheduled Distribution Date)                                         $0.00

        (ix)        Amounts owing and not paid to Security Insurer under
                     Insurance Agreement                                                                 $0.00
                                                                                                --------------
                    Total amounts payable on Distribution Date                                  $12,109,495.50
                                                                                                ==============

                                 Page 2 (1997-D)

    IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
           withdrawal from Reserve Account; Deficiency Claim Amount;
           Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

           Spread Account deposit:
                     Amount of excess, if any, of Available Funds over total
                     amounts payable (or amount of such excess up to the Spread
                     Account Maximum Amount)                                                             $0.00

           Reserve Account Withdrawal on any Determination Date:
                     Amount of excess, if any, of total amounts payable over
                     Available Funds (excluding amounts payable under item
                     (vii) of Section III)                                                               $0.00

                     Amount available for withdrawal from the Reserve Account
                     (excluding the Class A-1 Holdback Subaccount), equal to
                     the difference between the amount on deposit in the
                     Reserve Account and the Requisite Reserve Amount (amount
                     on deposit in the Reserve Account calculated taking into
                     account any withdrawals from or deposits to the Reserve
                     Account in respect of transfers of Subsequent Receivables)                          $0.00

                     (The amount of excess of the total amounts payable
                     (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
                     Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                     Amount of withdrawal, if any, from the Reserve Account                              $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final
           Scheduled Distribution Date:

                     Amount by which (a) the remaining principal balance of the
                     Class A-1 Notes exceeds (b) Available Funds after payment
                     of amounts set forth in item (v) of Section III                                     $0.00


                     Amount available in the Class A-1 Holdback Subaccount                               $0.00

                     (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1
                     Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                     Amount of withdrawal, if any, from the Class A-1 Holdback
                     Subaccount                                                                          $0.00

           Deficiency Claim
           Amount:

                     Amount of excess, if any, of total amounts payable over
                     funds available for withdrawal from Reserve Amount, the
                     Class A-1 Holdback Subaccount  and Available Funds                                  $0.00

                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback
                     Subaccount)

           Pre-Funding Account Shortfall:

                     Amount of excess, if any, on the Distribution Date on or
                     immediately following the end of the Funding Period, of (a)
                     the sum of the Class A-1 Prepayment Amount, the Class A-2
                     Prepayment Amount, the Class A-3 Prepayment Amount, the
                     Class A-4 Prepayment Amount, and the over (b) the amount
                     on deposit in the Pre-Funding Account                                               $0.00

           Class A-1 Maturity Shortfall:

                     Amount of excess, if any, on the Class A-1 Final Scheduled
                     Distribution Date, of (a) the unpaid principal balance of
                     the Class A-1 Notes over (b) the sum of the amounts
                     deposited in the Note Distribution Account under item (v)
                     and (vii) of Section III or pursuant to a withdrawal from
                     the Class A-1 Holdback Subaccount.                                                  $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account
           Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
           Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding
           Account Shortfall or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1997-D)

     V.    Collected Funds

           Payments Received:
                     Supplemental Servicing Fees                                        $0.00
                     Amount allocable to interest                                2,923,199.86
                     Amount allocable to principal                               7,120,901.07
                     Amount allocable to Insurance Add-On                               $0.00
                     Amounts
                     Amount allocable to Outstanding Monthly Advances
                     (reimbursed to the Servicer prior to deposit in the
                         Collection Account)                                            $0.00
                                                                               --------------

           Total Payments Received                                                              $10,044,100.93

           Liquidation Proceeds:
                     Gross amount realized with respect to Liquidated
                         Receivables                                             1,489,457.93

                     Less: (i) reasonable expenses incurred by Servicer in
                         connection with the collection of such Liquidated
                         Receivables and the repossession and disposition
                         of the related Financed Vehicles and (ii) amounts
                         required to be refunded to Obligors on such Liquidated
                         Receivables                                               (16,604.48)
                                                                                --------------

           Net Liquidation Proceeds                                                              $1,472,853.45

           Allocation of Liquidation Proceeds:
                     Supplemental Servicing Fees                                        $0.00
                     Amount allocable to interest                                       $0.00
                     Amount allocable to principal                                      $0.00
                     Amount allocable to Insurance Add-On                               $0.00
                     Amounts
                     Amount allocable to Outstanding Monthly Advances
                         (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                           $0.00            $0.00
                                                                                -------------- ---------------
           Total Collected Funds                                                                 11,516,954.38
                                                                                               ===============

     VI.   Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                       $0.00
                     Amount allocable to interest                                       $0.00
                     Amount allocable to principal                                      $0.00
                     Amount allocable to Outstanding Monthly Advances
                         (reimbursed to the Servicer prior to deposit in the
                         Collection Account)                                            $0.00

           Purchase Amounts - Administrative Receivables                                                 $0.00
                     Amount allocable to interest                                       $0.00
                     Amount allocable to principal                                      $0.00
                     Amount allocable to Outstanding Monthly Advances
                        (reimbursed to the Servicer prior to deposit in the
                        Collection Account)                                             $0.00
                                                                                -------------

           Total Purchase Amounts                                                                        $0.00
                                                                                               ===============

    VII.   Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                            $403,890.84

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                     Payments received from Obligors                             $(209,294.57)
                     Liquidation Proceeds                                               $0.00
                     Purchase Amounts - Warranty Receivables                            $0.00
                     Purchase Amounts - Administrative Receivables                      $0.00
                                                                                -------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                             ($209,294.57)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                            ($209,294.57)

           Remaining Outstanding Monthly Advances                                                  $194,596.27

           Monthly Advances - current Monthly Period                                               $170,871.69
                                                                                               ---------------

           Outstanding Monthly Advances - immediately following the
           Distribution Date                                                                       $365,467.96
                                                                                               ===============


                                 Page 4 (1997-D)


    VIII.  Calculation of Interest and Principal Payments

           A.  Calculation of Principal Distribution Amount

                     Payments received allocable to principal                                    $7,120,901.07
                     Aggregate of Principal Balances as of the Accounting Date
                            of all Receivables that became Liquidated
                            Receivables during the Monthly Period                                $3,457,372.95
                     Purchase Amounts - Warranty Receivables allocable to
                            principal                                                                    $0.00
                     Purchase Amounts - Administrative Receivables allocable to                          $0.00
                        principal
                     Amounts withdrawn from the Pre-Funding Account                                      $0.00
                     Cram Down Losses                                                                    $0.00
                                                                                               ----------------
           Principal Distribution Amount                                                        $10,578,274.02
                                                                                               ================

           B.  Calculation of Class A-1 Interest Distributable Amount

                     Class A-1 Monthly Interest Distributable Amount:

                     Outstanding principal balance of the Class A-1 Notes
                     (as of the immediately preceding Distribution Date after
                      distributions of principal to Class A-1 Noteholders on
                      such Distribution Date)                                           $0.00


           Multiplied by the Class A-1 Interest Rate                                   5.8875%

           Multiplied by actual days in the period or in the case of the first
            Distribution Date, by 29/360                                           0.08333333            $0.00
                                                                                 ------------

           Plus any unpaid Class A-1 Interest Carryover Shortfall                                        $0.00
                                                                                               ----------------

           Class A-1 Interest Distributable Amount                                                       $0.00
                                                                                               ================

           C.  Calculation of Class A-2 Interest Distributable Amount

                     Class A-2 Monthly Interest Distributable Amount:

                     Outstanding principal balance of the Class A-2 Notes
                     (as of the immediately preceding Distribution Date after
                      distributions of principal to Class A-2 Noteholders on
                      such Distribution Date)                                           $0.00


                     Multiplied by the Class A-2 Interest Rate                          6.125%

                     Multiplied by 1/12 or in the case of the first                0.08333333            $0.00
                      Distribution Date, by 30/360                               -------------

                     Plus any unpaid Class A-2 Interest Carryover Shortfall                              $0.00
                                                                                               ---------------

                     Class A-2 Interest Distributable Amount                                             $0.00
                                                                                               ================

           D.  Calculation of Class A-3 Interest Distributable Amount

                     Class A-3 Monthly Interest Distributable Amount:

                     Outstanding principal balance of the Class A-3 Notes
                     (as of the immediately preceding Distribution Date after
                      distributions of principal to Class A-3 Noteholders on
                      such Distribution Date)                                 $162,580,641.07


                     Multiplied by the Class A-3 Interest Rate                          6.200%

                     Multiplied by 1/12 or in the case of the first
                     Distribution Date, by 30/360                                  0.08333333      $839,999.98
                                                                                --------------

                     Plus any unpaid Class A-3 Interest Carryover Shortfall                              $0.00
                                                                                               ----------------

                     Class A-3 Interest Distributable Amount                                       $839,999.98
                                                                                               ================

           E.  Calculation of Class A-4 Interest Distributable Amount

                     Class A-4 Monthly Interest Distributable Amount:

                     Outstanding principal balance of the Class A-4 Notes (as
                       of the immediately preceding Distribution Date after
                       distributions of principal to Class A-4 Noteholders on
                       such Distribution Date)                                 $82,400,000.00


                     Multiplied by the Class A-4 Interest Rate                          6.350%

                     Multiplied by 1/12 or in the case of the first
                       Distribution Date, by 30/360                                0.08333333      $436,033.33
                                                                                --------------

           Plus any unpaid Class A-4 Interest Carryover Shortfall                                        $0.00
                                                                                               ---------------

           Class A-4 Interest Distributable Amount                                                 $436,033.33
                                                                                               ===============


                                 Page 5 (1997-D)


           F.  Calculation of Noteholders' Interest Distributable Amount

                     Class A-1 Interest Distributable Amount                            $0.00
                     Class A-2 Interest Distributable Amount                            $0.00
                     Class A-3 Interest Distributable Amount                      $839,999.98
                     Class A-4 Interest Distributable Amount                      $436,033.33


                     Noteholders' Interest Distributable Amount                                  $1,276,033.31
                                                                                               ================

           G.  Calculation of Noteholders' Principal Distributable Amount:

                     Noteholders' Monthly Principal Distributable Amount:

                     Principal Distribution Amount                             $10,578,274.02

                     Multiplied by Noteholders' Percentage ((i) for each
                       Distribution Date before the principal balance of the
                       Class A-1 Notes is reduced to zero, 100%, (ii) for the
                       Distribution Date on which the principal balance of the
                       Class A-1 Notes is reduced to zero, 100% until the
                       principal balance of the Class A-1 Notes is reduced to
                       zero and with respect to any remaining portion of the
                       Principal Distribution Amount, the initial principal
                       balance of the Class A-2 Notes over the Aggregate
                       Principal Balance (plus any funds remaining on deposit
                       in the Pre-Funding Account) as of the Accounting Date
                       for the preceding Distribution Date minus that portion
                       of the Principal Distribution Amount applied to retire
                       the Class A-1 Notes and (iii) for each Distribution Date
                       thereafter,outstanding principal balance of the Class
                       A-2 Notes on the Determination Date over the Aggregate
                       Principal Balance (plus any funds remaining on deposit
                       in the Pre-Funding Account) as of the Accounting Date
                       for the preceding Distribution Date)                            100.00%  $10,578,274.02
                                                                                -------------


                     Unpaid Noteholders' Principal Carryover Shortfall                                   $0.00
                                                                                               ----------------

                     Noteholders' Principal Distributable Amount                                $10,578,274.02
                                                                                               ================

           H.  Application of Noteholders' Principal Distribution Amount:

                     Amount of Noteholders' Principal Distributable Amount
                     payable to Class A-1 Notes (equal to entire Noteholders'
                     Principal Distributable Amount until the principal balance
                     of the Class A-1 Notes is reduced to zero)                                          $0.00
                                                                                               ===============

                     Amount of Noteholders' Principal Distributable Amount
                     payable to Class A-2 Notes (no portion of the Noteholders'
                     Principal Distributable Amount is payable to the Class A-2
                     Notes until the principal balance of the Class A-1 Notes
                     has been reduced to zero; thereafter, equal to the entire
                     Noteholders' Principal Distributable Amount)                               $10,578,274.02
                                                                                               ===============


                                 Page 6 (1997-D)

     IX.   Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

                     Amount on deposit in the  Pre-Funding Account as of the
                     preceding Distribution Date or, in the case of the first
                     Distribution Date,as of the Closing Date
                            Pre-Funded Amount                                                            $0.00
                                                                                               ----------------
                                                                                                         $0.00
                                                                                               ================

                     Less:  withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust
                        occurring on a Subsequent Transfer Date (an amount
                        equal to (a) $0 (the aggregate Principal Balance of
                        Subsequent Receivables transferred to the Trust) plus
                        (b) $0 (an amount equal to $0 multiplied by (A) one
                        less (B)((i) the Pre-Funded Amount after giving effect
                        to transfer of Subsequent Receivables over (ii) $0))                             $0.00

                     Less:  any amounts remaining on deposit in the Pre-Funding
                        Account in the case of the February 1998 Distribution
                        Date or in the case the amount on deposit in the Pre-
                        Funding Account has been Pre-Funding Account has been
                        reduced to $100,000 or less as of the Distribution Date
                        (see B below)                                                                    $0.00
                                                                                               ----------------

                     Amount remaining on deposit in the Pre-Funding Account
                      after Distribution Date
                            Pre-Funded Amount                                           $0.00
                                                                                 ------------
                                                                                                         $0.00
                                                                                               ================

           B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

                    Amount withdrawn from the Pre-Funding Account as a result
                      of the Pre-Funded Amount not being reduced to zero on the
                      Distribution Date on or immediately preceding the end of
                      the Funding Period or the Pre-Funded Amount being reduced
                      to $100,000 or less on any Distribution Date                                       $0.00

                     Class A-1 Prepayment Amount (equal to the Class A-1
                       Noteholders' pro rata share (based on the respective
                       current outstanding principal balance of each class of
                       Notes of the Pre-Funded Amount as of the Distribution
                       Date)                                                                             $0.00

                     Class A-2 Prepayment Amount (equal to the Class A-2
                       Noteholders' pro rata share (based on the respective
                       current outstanding principal balance of each class of
                       Notes of the Pre-Funded Amount as of the Distribution
                       Date)                                                                             $0.00

                     Class A-3 Prepayment Amount (equal to the Class A-3
                       Noteholders' pro rata share (based on the respective
                       current outstanding principal balance of each class of
                       Notes of the Pre-Funded Amount as of the Distribution
                       Date)                                                                             $0.00

                     Class A-4 Prepayment Amount (equal to the Class A-4
                       Noteholders' pro rata share(based on the respective
                       current outstanding principal balance of each class of
                       Notes of the Pre-Funded Amount as of the Distribution
                       Date)                                                                             $0.00






           Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment
              Amount, Class A-2 Prepayment Amount, the Class A-3 Prepayment
              Amount, the Class A-4 Prepayment Amount, the Class A-5 Prepayment
              Amount, over the sum current principal balance of the Class A-1
              Notes,  the Class A-2 Notes, the Class A-3 Notes, the Class A-4
              Notes, the Class A-5 Notes

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                  $0.00
           Class A-2 Prepayment Premium                                                                  $0.00
           Class A-3 Prepayment Premium                                                                  $0.00
           Class A-4 Prepayment Premium                                                                  $0.00
           Class A-5 Prepayment Premium                                                                  $0.00

                                 Page 7 (1997-D)

     X.    Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
           Class A-5 Notes,

           Product of (x)  x.xx% (weighted average interest of Class A-1
           Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate,
           Class A-4 Interest Rate, Class A-5 Interest Rate
           (based on outstanding Class A-1 principal balance through the Class
           A-5 principal balance) divided by 360, (y) $0.00 (the Pre-Funded
           Amount on such Distribution Date) and (z)  xx (the number of days
           until the January 1998 Distribution Date))                                                    $0.00

           Less the product of (x) 2.5% divided by 360, (y) $0 (the Pre-Funded
             Amount on such Distribution Date) and (z) xx (the number of days
             until the January 1998 Distribution Date)                                                   $0.00
                                                                                              -----------------

           Requisite Reserve Amount                                                                      $0.00
                                                                                              ================

           Amount on deposit in the Reserve Account (other than the Class A-1
             Holdback Subaccount) as of the preceding Distribution Date or, in
             the case of the first Distribution Date, as of the Closing Date                             $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
             Holdback Subaccount) (which excess is to be deposited by the
             Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
             Receivables)                                                                                $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
             Account (other than the Class A-1 Holdback Subaccount) over the
             Requisite Reserve Amount (and amount withdrawn from the Reserve
             Account to cover the excess, if any, of total amounts payable over
             Available Funds, which excess is to be transferred by the Indenture
             Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of transfers of
             Subsequent Receivables)                                                                     $0.00

           Less: withdrawals from the Reserve Account (other than the Class A-1
             Holdback Subaccount) to cover the excess, if any, of total amount
             payable over Available Funds (see IV above)                                                 $0.00
                                                                                              -----------------

           Amount remaining on deposit in the Reserve Account (other than the
             Class A-1 Holdback Subaccount) after the Distribution Date                                  $0.00
                                                                                              =================

     XI.   Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
           Closing Date, as applicable,                                                                  $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
             (the Original Pool Balance after giving effect to the transfer of
             Subsequent Receivables on the Distribution Date or on a Subsequent
             Transfer Date preceding the Distribution Date))                                             $0.00

           Less withdrawal, if any, of amount from the Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                           $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1
             Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
             after giving effect to any payment out of the Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by the Indenture Trustee to the General
             Partners)                                                                                   $0.00
                                                                                              -----------------
           Class A-1 Holdback Subaccount immediately following the Distribution                          $0.00
            Date                                                                              =================

                                 Page 8 (1997-D)

  XII.     Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the Monthly    $244,980,641.07
           Period
           Multiplied by Basic Servicing Fee Rate                                       1.25%
           Multiplied by months per year                                            8.333333%
                                                                                -------------

           Basic Servicing Fee                                                                     $255,188.17

           Less: Backup Servicer Fees (annual rate of 1 bp)                                              $0.00

           Supplemental Servicing Fees                                                                   $0.00
                                                                                               ---------------
           Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $255,188.17
                                                                                                                    ================

  XIII.    Information for Preparation of Statements to Noteholders

           a. Aggregate principal balance of the Notes as of first day of
              Monthly Period
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                                   $0.00
                            Class A-3 Notes                                                                         $162,580,641.07
                            Class A-4 Notes                                                                          $82,400,000.00


           b. Amount distributed to Noteholders allocable to principal
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                                   $0.00
                            Class A-3 Notes                                                                          $10,578,274.02
                            Class A-4 Notes                                                                                   $0.00


           c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                                   $0.00
                            Class A-3 Notes                                                                         $152,002,367.05
                            Class A-4 Notes                                                                          $82,400,000.00


           d. Interest distributed to Noteholders
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                                   $0.00
                            Class A-3 Notes                                                                             $839,999.98
                            Class A-4 Notes                                                                             $436,033.33


           e.  1.  Class A-1 Interest Carryover Shortfall, if any, (and change
                   in amount from preceding statement)                                                                        $0.00
               2.  Class A-2 Interest Carryover Shortfall, if any, (and change
                   in amount from preceding statement)                                                                        $0.00
               3.  Class A-3 Interest Carryover Shortfall, if any, (and change
                   in amount from preceding statement)                                                                        $0.00
               4.  Class A-4 Interest Carryover Shortfall, if any, (and change
                   in amount from preceding statement)                                                                        $0.00


           f. Amount distributed payable out of amounts withdrawn from or pursuant to:
               1.  Reserve Account                                                                       $0.00
               2.  Class A-1 Holdback Subaccount                                                         $0.00
               3.  Claim on the Note Policy                                                              $0.00

           g. Remaining Pre-Funded Amount                                                                                     $0.00

           h. Remaining Reserve Amount                                                                                        $0.00

           i. Amount on deposit on Class A-1 Holdback Subaccount                                                              $0.00

           j. Prepayment amounts
                            Class A-1 Prepayment Amount                                                                       $0.00
                            Class A-2 Prepayment Amount                                                                       $0.00
                            Class A-3 Prepayment Amount                                                                       $0.00
                            Class A-4 Prepayment Amount                                                                       $0.00


           K. Prepayment Premiums
                            Class A-1 Prepayment Premium                                                                      $0.00
                            Class A-2 Prepayment Premium                                                                      $0.00
                            Class A-3 Prepayment Premium                                                                      $0.00
                            Class A-4 Prepayment Premium                                                                      $0.00


           l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and
               other fees, if any, paid by the Trustee on behalf of the Trust                                           $255,188.17

           m.  Note Pool Factors (after giving effect to distributions on the
               Distribution Date)
                            Class A-1 Notes                                                                              0.00000000
                            Class A-2 Notes                                                                              0.00000000
                            Class A-3 Notes                                                                              0.58915646
                            Class A-4 Notes                                                                              1.00000000



                                 Page 9 (1997-D)


   XVI.    Pool Balance and Aggregate Principal Balance

                              Original Pool Balance at beginning of Monthly Period                                  $599,999,997.12
                              Subsequent Receivables                                                                          $0.00
                                                                                                                   -----------------
                              Original Pool Balance at end of Monthly Period                                        $599,999,997.12
                                                                                                                   =================

                              Aggregate Principal Balance as of preceding Accounting Date                           $244,980,641.07
                              Aggregate Principal Balance as of current Accounting Date                             $234,402,367.05




   Monthly Period Liquidated Receivables                                           Monthly Period Administrative Receivables


                                 Loan #                     Amount                                      Loan #                Amount
                                 ------                     ------                                      ------                ------
                   see attached listing                 $3,457,372.95                     see attached listing                    --
                                                                $0.00                                                          $0.00
                                                                $0.00                                                          $0.00
                                                                -----                                                          -----
                                                        $3,457,372.95                                                          $0.00
                                                        -------------                                                          -----

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
               of all Receivables delinquent more than 30 days with
               respect to all or any portion of a Scheduled Payment
               as of the Accounting Date                                                    14,540,088.38

           Aggregate Principal Balance as of the Accounting Date                          $234,402,367.05
                                                                                          ---------------

           Delinquency Ratio                                                                                             6.20304674%
                                                                                                                         -----------





           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                ARCADIA  FINANCIAL  LTD.

                                By:
                                   ---------------------------------------------
                                Name:  Scott R. Fjellman
                                       -----------------------------------------
                                Title: Vice President/Securitization
                                       -----------------------------------------


                                Page 10 (1997-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D


                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING APRIL 30, 2000

    I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                     $600,000,000.00

                              AGE OF POOL (IN MONTHS)                                        29

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
               of all Receivables delinquent more than 30 days with
               respect to all or any portion of a Scheduled Payment
               as of the Accounting Date                                                         $14,540,088.38

           Aggregate Principal Balance as of the Accounting Date                                $234,402,367.05
                                                                                                ---------------

           Delinquency Ratio                                                                                             6.20304674%
                                                                                                                 ===================


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                           6.20304674%

           Delinquency ratio - preceding Determination Date                                         5.75855568%

           Delinquency ratio - second preceding Determination Date                                  6.61211680%
                                                                                                ---------------


           Average Delinquency Ratio                                                                                     6.19123974%
                                                                                                                 ===================


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                         $77,475,618.53

                         Add: Sum of Principal Balances (as of the Accounting Date)
                              of Receivables that became Liquidated Receivables
                              during the Monthly Period or that became Purchased
                              Receivables during Monthly Period (if delinquent more
                              than 30 days with respect to any portion of a Scheduled
                              Payment at time of purchase)                                                             $3,457,372.95
                                                                                                                 -------------------

           Cumulative balance of defaults as of the current Accounting Date                                           $80,932,991.48

                              Sum of Principal Balances (as of the Accounting Date)
                                  of 90+ day delinquencies                                        3,236,229.06

                                  Percentage of 90+ day delinquencies applied to defaults               100.00%        $3,236,229.06
                                                                                                --------------   -------------------

           Cumulative balance of defaults and 90+ day delinquencies as of the current Accounting Date                 $84,169,220.54
                                                                                                                 ===================




    V.     Cumulative Default Rate as a % of Original Principal Balance

           Cumulative Default Rate - current Determination Date                     14.0282034%

           Cumulative Default Rate - preceding Determination Date                   13.6854133%

           Cumulative Default Rate - second preceding Determination Date            13.3221123%

                                 Page 1 (1997-D)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                  $38,521,472.84

                         Add: Aggregate of Principal Balances as of the Accounting Date
                               (plus accrued and unpaid interest thereon to the end of the
                                Monthly Period) of all Receivables that became Liquidated
                                Receivables or that became Purchased Receivables
                                and that were delinquent more than 30 days with
                                respect to any portion of a Scheduled Payment as of the
                                Accounting Date                                                 $3,457,372.95
                                                                                             -----------------

                              Liquidation Proceeds received by the Trust                       ($1,472,853.45)         $1,984,519.50
                                                                                             -----------------   -------------------

           Cumulative net losses as of the current Accounting Date                                                    $40,505,992.34
                                                                                                                 ===================
                              Sum of Principal Balances (as of the Accounting Date)
                                  of 90+ day delinquencies                                      $3,236,229.06

                                  Percentage of 90+ day delinquencies applied to losses                 40.00%         $1,294,491.62
                                                                                              ----------------   -------------------

           Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                          $41,800,483.97
                                                                                                                 ===================




   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

           Cumulative Net Loss Rate - current Determination Date                                                          6.9667473%

           Cumulative Net Loss Rate - preceding Determination Date                                                        6.7293696%

           Cumulative Net Loss Rate - second preceding Determination Date                                                 6.5110369%



  VIII.    Classic/Premier Loan Detail

                                                                                Classic              Premier            Total
                                                                                -------              -------            -----
           Aggregate Loan Balance, Beginning                                 162,843,951.86      $82,136,689.21     $244,980,641.07
             Subsequent deliveries of Receivables                                      0.00                0.00                0.00
             Prepayments                                                      (1,930,604.88)        (968,460.31)      (2,899,065.19)
             Normal loan payments                                             (2,712,268.83)      (1,509,567.05)      (4,221,835.88)
             Defaulted Receivables                                            (2,340,960.90)      (1,116,412.05)      (3,457,372.95)
             Administrative and Warranty Receivables                                   0.00                0.00                0.00
                                                                           ----------------     ---------------    -----------------
           Aggregate Loan Balance, Ending                                   $155,860,117.25      $78,542,249.80     $234,402,367.05
                                                                           ================     ===============    =================
           Delinquencies                                                      10,717,438.38        3,822,650.00      $14,540,088.38
           Recoveries                                                           $991,475.54         $481,377.91       $1,472,853.45
           Net Losses                                                          1,349,485.36          635,034.14       $1,984,519.50


  VIII.    Other  Information  Provided  to  FSA

                   A.         Credit Enhancement Fee information:

                              Aggregate Principal Balance as of the Accounting Date             $234,402,367.05
                              Multiplied by:  Credit Enhancement Fee (26.3 bp's) * (30/360)              0.0219%
                                                                                                ----------------
                                  Amount due for current period                                                          $51,373.19
                                                                                                                    ================


                   B.         Dollar amount of loans that prepaid during the Monthly Period                           $2,899,065.19
                                                                                                                    ================

                              Percentage of loans that prepaid during the Monthly Period                                 1.23679007%
                                                                                                                    ================


                                 Page 2 (1997-D)

   IX.     Spread Account Information                                                                 $                      %

           Beginning Balance                                                                    $10,148,644.87           4.32958293%

           Deposit to the Spread Account                                                                 $0.00           0.00000000%
           Spread Account Additional Deposit                                                     $1,000,000.00           0.42661685%
           Withdrawal from the Spread Account                                                     ($578,970.42)         -0.24699854%
           Disbursements of Excess                                                                ($210,444.52)         -0.08977918%
           Interest earnings on Spread Account                                                      $48,935.76           0.02087682%
                                                                                           -------------------    ------------------

           Sub-Total                                                                            $10,408,165.69           4.44029888%
           Spread Account Recourse Reduction Amount                                              $6,000,000.00           2.55970111%
                                                                                           -------------------    ------------------

           Ending Balance                                                                       $16,408,165.69           7.00000000%
                                                                                           ===================    ==================


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association                 $16,408,165.69           7.00000000%
                                                                                           ===================    ==================


    X.     Trigger Events

           Cumulative Loss and Default Triggers as of December 15, 1997

           -------------------------------------------------------------------------------------------------------------

                                          Loss                 Default             Loss Event        Default Event
            Month                      Performance           Performance           of Default         of Default
           -------------------------------------------------------------------------------------------------------------
                    3                     0.88%                  2.11%                1.11%               2.66%
                    6                     1.76%                  4.21%                2.22%               5.32%
                    9                     2.55%                  6.10%                3.21%               7.71%
                   12                     3.26%                  7.79%                4.10%               9.84%
                   15                     4.20%                 10.03%                5.28%              12.68%
                   18                     5.05%                 12.07%                6.35%              15.25%
                   21                     5.80%                 13.85%                7.29%              17.50%
                   24                     6.44%                 15.40%                8.11%              19.45%
                   27                     6.78%                 16.21%                8.53%              20.47%
                   30                     7.05%                 16.86%                8.87%              21.29%
                   33                     7.29%                 17.43%                9.17%              22.01%
                   36                     7.50%                 17.92%                9.43%              22.63%
                   39                     7.60%                 18.15%                9.55%              22.93%
                   42                     7.67%                 18.34%                9.65%              23.16%
                   45                     7.74%                 18.49%                9.73%              23.36%
                   48                     7.79%                 18.62%                9.80%              23.52%
                   51                     7.84%                 18.73%                9.86%              23.65%
                   54                     7.87%                 18.81%                9.90%              23.76%
                   57                     7.90%                 18.88%                9.94%              23.84%
                   60                     7.92%                 18.93%                9.96%              23.91%
                   63                     7.93%                 18.96%                9.98%              23.95%
                   66                     7.94%                 18.98%                9.99%              23.98%
                   69                     7.95%                 18.99%               10.00%              23.99%
                   72                     7.95%                 19.00%               10.00%              24.00%
           ----------------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 7.75%                             Yes________              No___X_____

           Cumulative Default Rate (see above table)                                            Yes________              No___X_____

           Cumulative Net Loss Rate (see above table)                                           Yes________              No___X_____
           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                  Yes________              No___X_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                     Yes________              No___X_____

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing     Yes________              No___X_____

           To the knowledge of the Servicer, a prior Capture Event has been
           cured by a permanent waiver                                                          Yes________              No___X_____

           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                        ARCADIA  FINANCIAL  LTD.

                        By:
                           -----------------------------------------------------

                        Name:  Scott R. Fjellman
                               -------------------------------------------------
                        Title: Vice President/Securitization
                               -------------------------------------------------

                                 Page 3 (1997-D)